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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------
                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2005

                          Jos. A. Bank Clothiers, Inc.
             (Exact name of registrant as specified in its charter)



             Delaware               0-23874             36-3189198
   (State or other jurisdiction   (Commission          (IRS Employer
         of incorporation)        File Number)      Identification No.)



                  500 Hanover Pike                            21074
                 Hampstead, Maryland
      (Address of principal executive offices)             (Zip Code)




        Registrant's telephone number, including area code (410) 239-2700
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


(d) By unanimous written consent adopted on February 16, 2005, and effective April 1, 2005, the board of directors of Jos. A. Bank Clothiers, Inc. (the "Company") increased the size of the board from four directors to five directors and appointed William E. Herron as a new director of the Company to fill the vacancy created by such increase. Mr. Herron has not been appointed to any committee of the board as of the date of this Report on Form 8-K. Mr. Herron will stand for election at the Company's 2006 Annual Meeting of Stockholders as a nominee for director. The Company's Board of Directors is divided into three classes. Each class holds office for a term of three years. If elected, Mr. Herron will serve as a director for a term of three years expiring at the 2009 Annual Meeting of Stockholders or at such later time as his successor is duly elected and qualified. A copy of the Company's press release dated February 23, 2005 announcing the appointment of Mr. Herron as a director of the Company is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

     Mr. Herron is an independent consultant advising large professional service organizations on the development of strategic and operating plans for entry into the federal government marketplace. He was a partner in Arthur Andersen from 1982 to 2001 and served as Managing Partner of Arthur Andersen's Office of Government Services from 1997 to 2001. He was in the Accounting and Audit practice from 1982 to 1994 and in the Business Consulting practice from 1995 to 2001. Mr. Herron was a licensed certified public accountant for over 30 years. He is currently a member of the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants. Mr. Herron has served on the boards of directors of several privately held companies, including serving as chair of the audit committee of a privately-held internet service provider. He has been active for over 25 years on the boards of various civic and charitable institutions. In 2000, Mr. Herron retired from the United States Naval Reserve with the rank of Rear Admiral.

     There is no arrangement or understanding between Mr. Herron and any other persons pursuant to which Mr. Herron was appointed as a director of the Company and there have been no transactions during the last two years, or proposed transactions, to which the Company was or is to be a party, in which Mr. Herron had or is to have a direct or indirect material interest.

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits.

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

Exhibit No.                Description
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99.1       Press Release of Jos. A. Bank Clothiers, Inc. dated February 23, 2005




SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           JOS.A.BANK CLOTHIERS, INC.
                                           Registrant)

Date: February 23, 2005
                                         By: /s/ Robert N. Wildrick
                                             _______________________
                                             Robert N. Wildrick,
                                             Chief Executive Officer and
                                             Director

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
                                  Exhibit Index
                                  -------------

Exhibit No.                Description
-----------                -----------
99.1                       Press Release of Jos. A. Bank Clothiers, Inc. dated
                           February 23, 2005

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